Fair Value Disclosures (Tables)	Dec. 05, 2019
AV Homes Inc [Member]
Fair value, by Balance Sheet Grouping
The carrying amounts and fair values of our financial liabilities as of September 30, 2018 and December 31, 2017 are as follows (in thousands):

	September 30, 2018		December 31, 2017
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Senior notes:
6.625% Notes, net (1)	$394,136	$412,520	$392,909	$420,480
6.00% Notes, net (1)	79,439	93,456	79,199	90,240
Contingent consideration (earn-out) (2)	—	—	—	—

(1)	The carrying amount of the debt instruments are net of unamortized debt issuance costs and certain debt discounts.

(2)	During the three and nine months ended September 30, 2018, we reduced the carrying amount of the Oakdale-Hampton Homes earn-out
by $1.1 million and $2.4 million, respectively, to its estimated fair value.